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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 15, 2004
                Date of Report (Date of earliest event reported)


                                  KOPPERS INC.
             (Exact name of registrant as specified in its charter)

          Pennsylvania                     1-12716                25-1588399
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         file number)         Identification No.)

                               436 Seventh Avenue
                         Pittsburgh, Pennsylvania 15219
                    (Address of principal executive offices)

                                 (412) 227-2001
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01. Regulation FD Disclosure.

     In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

     On November 15, 2004, Koppers Inc. announced that its holding company, KI Holdings Inc. ("KI Holdings"), is commencing an offering of Senior Discount Notes Due 2014. KI Holdings expects to receive approximately $100,000,000 in gross proceeds upon the issuance of the notes. The press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits


           99.1      Press Release dated November 15, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 15, 2004

                                    KOPPERS INC.


                                    By:  /s/ Steven R. Lacy
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                                         Steven R. Lacy
                                         Senior Vice President, Administration,
                                         General Counsel and Secretary